Execution Version

SECOND AMENDMENT TO SECOND AMENDED AND
RESTATED LOAN AND SECURITY AGREEMENT

SECOND AMENDMENT, dated as of August 9, 2010 to the Second Amended and Restated Loan and Security Agreement, dated as of September 21, 2009, among HWC Wire & Cable Company, Southwest Wire Rope, LP, Southwest Wire Rope GP LLC, and Southern Wire, LLC (collectively, “Borrower”), the lenders or lender named therein (“Lenders”) and Bank of America, N.A. (“Bank of America”) as agent for said Lenders (Bank of America, in such capacity, “Agent”) and Houston Wire & Cable Company (“Guarantor”).  Said Second Amended and Restated Loan and Security Agreement, as amended and modified and as may be further amended and modified from time to time, is hereinafter referred to as the “Loan Agreement.”  The terms used herein and not otherwise defined shall have the meanings attributed to them in the Loan Agreement.

WHEREAS, Lenders, Agent and Borrower desire to make certain amendments and modifications to the Loan Agreement.

NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained and contained in the Loan Agreement, the parties hereto hereby agree as follows:

1.            Additional Definitions.  The following definition of “Second Amendment,” “Second Amendment Effective Date” and “Trigger Period” are hereby inserted into Appendix A to the Loan Agreement.

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“Second Amendment – that certain Second Amendment to Loan Agreement dated as of August 9, 2010 by and among Borrower, Agent and Lenders and acknowledged by Guarantor.

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Second Amendment Effective Date – the date on which the conditions precedent to the effectiveness of the Second Amendment are satisfied.

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Trigger Period – the period (a) commencing on the day that an Event of Default occurs, or Availability is less than $11,200,000 at any time or less than $13,100,000 for three (3) consecutive Business Days; and (b) continuing until, during the preceding sixty (60) consecutive days, no Event of Default has existed and Availability has been greater than $13,100,000 at all times.  The foregoing notwithstanding, if Trigger Periods have previously terminated twice within the immediately prior twelve month period, then a Trigger Period shall not terminate until the conditions referred to in clause (b) have been satisfied and at least twelve months have expired since the date on which the previous Trigger Period terminated.”

2.           Condition Precedent.  This Second Amendment shall become effective when Agent shall have received a copy of this Second Amendment, duly executed by each Borrower, Guarantor, Agent and Lender.

The date on which such condition precedent listed above is satisfied or waived is hereinafter referred to as the “Second Amendment Effective Date.”

3.           Continuing Effect.  Except as otherwise specifically set out herein, the provisions of the Loan Agreement shall remain in full force and effect.

4.           Governing Law.  This Second Amendment and the obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws.

5.           Counterparts.  This Second Amendment may be executed in any number of separate counterparts, each of which shall, collectively and separately, constitute one agreement.

(Signature Page Follows)

(Signature Page to Second Amendment to Second Amended and
Restated Loan and Security Agreement)

IN WITNESS WHEREOF, this Second Amendment has been duly executed as of the first day written above.

HWC WIRE & CABLE COMPANY, as		SOUTHWEST WIRE ROPE, LP, as Borrower
Borrower
		By:	SOUTHWEST WIRE ROPE
GP LLC, its general partner
By:	/s/ Nicol G. Graham
Name: Nicol G. Graham		By:	/s/ Nicol G. Graham
Title: Vice President and CFO		Name: Nicol G. Graham
Title: Secretary

SOUTHWEST WIRE ROPE GP LLC, as		SOUTHERN WIRE, LLC, as Borrower
Borrower
		By:	/s/ Nicol G. Graham
By:	/s/ Nicol G. Graham	Name: Nicol G. Graham
Name: Nicol G. Graham		Title: Secretary
Title: Secretary

HOUSTON WIRE & CABLE COMPANY,
as Guarantor

By:	/s/ Charles A. Sorrentino
Name: Charles A. Sorrentino
Title: President and CEO

BANK OF AMERICA, N.A., as Agent and a
Lender

By:	/s/ Steven J. Chalmers
Name: Steven J. Chalmers
Title: V.P.